 August 1, 2014  Procter & Gamble Earnings Release:FY 2014 & Q4 FY 2014 Results

 Fiscal Year 2014Business Results

 Fiscal Year 2014 ResultsOrganic Sales Growth*  3%  3%  3%  * Restated for Pet Care

 Fiscal Year 2014 ResultsCore EPS Growth*  * Restated for Pet Care

 Returning Value to Shareholders  $ billions  FY 2014  Past 10 FY’s  Dividends  6.9  51.1  Share Repurchase   6.0  52.9*  Value to Shareholders  12.9  104.0  % of Net Earnings  110%  97%  * Excludes Gillette repurchases

 Apr - Jun 2014 (Q4 FY 14)Business Results

 Apr – Jun 14 (Q4 FY 14) ResultsOrganic Sales Growth*  Organic sales grew 2% in a very challenging macro environment.  2%  4%  4%  4%  3%  * Restated for Pet Care

 Apr – Jun 14 (Q4 FY 14) ResultsCore EPS Growth*  Core EPS growth includes 170 basis points of operating margin improvement driven by productivity savings.  * Restated for Pet Care

 Apr – Jun 14 (Q4 FY 14) ResultsCurrency Neutral Core EPS Growth*  Excluding the impact of foreign exchange, currency-neutral core earnings per share increased 25% for the quarter.   * Restated for Pet Care

 Fiscal Year 2014Non-Core Restructuring Spending*    FY 14  FY 14  FY 14  FY 14  FY 14  ($MM Before Tax)  JAS  OND  JFM  AMJ  TOTAL  Cost of Goods Sold  62  52  90  100  304  SG&A  4  34  45  53  136  Total Non-Core Restructuring  66  86  135  153  440  * Restated for Pet Care

 Business Segments

Apr – Jun 14 (Q4 FY 14) Results

Beauty Segment



+23%
-3%
-3%
Organic Sales
Organic Volume
Net Earnings

- Flat Pricing, Flat Mix
- Organic Volume: ↓ Mid-singles Developed, ↓ Low singles Developing
- P&G global value share declined 0.4 points versus year ago
- Net Earnings include the the sale of the Latin American Pert business. Salon and Prestige grew above segment average behind productivity improvements.

Apr – June 14 (Q4 FY 14) Results
Beauty Segment

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	-	-	-
Skin Care	-	-	-
Personal Cleansing	-	-	-
Deodorants	++	-	++
Cosmetics	~=	+	-
Prestige	+	~=	++
Salon Professional	-	-	-

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
  - represents decline greater than 1%. Company average = Flat.

 Hair Care organic sales were down slightly with growth in Head & Shoulders behind the Fresh Scent technology innovation mainly off-set by declines in Rejoice and Nice N Easy. Pantene organic global sales were flat.Skin Care volume declined as U.S. shipments growth behind the Q3 launches of Olay Regenerist Luminous and new Fresh Effects products was more than off-set by continued challenges in China.Personal Cleansing value share was about flat as growth in Safeguard, Old Spice and Secret was off-set by declines in smaller brands.Antiperspirants and deodorants (APDO) shipments were up mid-single digits and global value share increased nearly 0.5 points led by Old Spice product and commercial innovation across markets and expansion into Brazil.Cosmetics volume grew low single digits behind Q3 innovations and some lift from pipeline shipments for the new innovations launching in the U.S. in the September quarter.Prestige volume increased led by growth in Fragrances behind recent innovation in Hugo Boss and Lacoste.Salon Professional organic sales were down with growth from Illumina and Innosense innovation more than off-set by market contraction in North America and Europe.  Apr – Jun 14 (Q4 FY 14) ResultsGlobal Beauty Highlights

 Apr – Jun 14 (Q4 FY 14) ResultsGrooming Segment  +6% Pricing, -1% MixOrganic Volume: Flat Developed, h Low singles DevelopingP&G global value share declined 0.1 points versus year agoStrong sales growth and productivity improvements drove Net Earnings.  7%  2%  19%

Apr – Jun 14 (Q4 FY 14) Results

Grooming Segment

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Blades & Razors	+	~=	+
Pre & Post Shave	-	-	~=
Braun & Appliances	~=	~=	++

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = Flat.

Apr – Jun 14 (Q4 FY 14) Results
Global Grooming Highlights

- Blades & Razors volume, sales and global value share were up versus year ago. Shipments were strong in Western Europe, Central & Eastern Europe the Middle East & Africa and Latin America largely due to marketing and product innovation supporting the FIFA World Cup.

- North America Blades & Razors volume declined slightly as shipments from the launch of the new FlexBall razor were off-set by declines from market contraction.

- Appliances shipments increased due to continued leverage of the Cooltec innovation and strong in-store execution.

Apr – Jun 14 (Q4 FY 14) Results
Health Care Segment


Flat
-1%
-5%
Organic Sales
Organic Volume
Net Earnings

- Flat Pricing, +1% Mix
- Organic Volume: ↓ Low singles Developed, Flat Developing
- P&G global value share increased 0.3 points versus year ago
- Net Earnings: Productivity savings were more than offset by end of year partnership true up expenses.

Apr – Jun 14 (Q4 FY 14) Results

Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	~=	~=	~=
Personal Health Care	-	-	-

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = Flat.

 Oral Care shipments increased low single digits, and global value share was up nearly 0.5 points. Strong growth in Western Europe and in Central & Eastern Europe, Middle East & Africa from the expansion markets was partially off-set by continued challenges in China.Personal Health Care volume declined versus year ago largely due to continuing impacts from a weak cough and cold season across markets.  Apr – Jun 14 (Q4 FY 14) ResultsGlobal Health Care Highlights

Apr – Jun 14 (Q4 FY 14) Results

Fabric & Home Care Segment



1%
2%
-1%
Organic Sales
Organic Volume
Net Earnings

- -1% Pricing, Flat Mix
- Organic Volume: Flat Developed, ↑ Mid-singles Developing
- P&G global value share increased 0.1 points versus year ago
- Net Earnings: Productivity savings were more than offset by currency headwinds.

Apr – Jun 14 (Q4 FY 14) Results

Fabric & Home Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	+	-	++
Home Care	~=	~=	+
Batteries	++	++	~=
P&G Professional	++	++	++

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
  - represents decline greater than 1%. Company average = Flat.

 Fabric Care volume increased low single digits led by strong volume and share growth in Greater China behind the launch of the single-chamber unit dose and Ariel powder and liquid detergent focused growth plans. U.S. Fabric Care value share grew for the month of June with Tide up nearly 1.5 share points. Total U.S. fabric care volume declined due to a contracting market from high levels of competitive activity.Home Care shipments were in-line versus year ago, and global value share was in-line or growing in all regions. Central & Eastern Europe, Middle East & Africa led the growth behind strong innovations.Batteries volume grew mid-single digits, and global value share increased over 2 points. U.S. shipments increased high single digits, and value share was up over 3.5 points due to distribution gains in several customers and the launch of the Quantum innovation.  Apr – Jun 14 (Q4 FY 14) ResultsGlobal Fabric & Home Care Highlights

Apr – Jun 14 (Q4 FY 14) Results
Baby, Feminine & Family Care Segment


3%
Flat
2%
Organic Sales
Organic Volume
Net Earnings

- +3% Pricing, Flat Mix
- Organic Volume: ↓ Low singles Developed, ↑ Mid-singles Developing
- P&G global value share declined 0.4 points versus year ago
- Net Earnings: Productivity savings were more than offset by currency headwinds.

Apr – Jun 14 (Q4 FY 14) Results
Baby, Feminine & Family Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Baby Care	+	~=	+
Feminine Care	~=	-	++
Family Care	-	-	++

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = Flat.

Apr – Jun 14 (Q4 FY 14) Results
Global Baby, Feminine & Family Care Highlights

- Baby Care organic sales were up high single digits with the fastest growth in the U.S. and Latin America. In the U.S., value share was up 1.5 points versus year ago behind continued momentum from the innovation and pricing implemented across the line-up in the September quarter.

- Feminine Care volume increased low-single digits driven by growth in developing markets behind market expansion and innovation.

- Family Care shipments were down versus year ago primarily due to increased competitive promotional activity.

Fiscal Year 2015 Guidance

 FY 2015 Key Drivers of Value Creation:  InnovationProductivityFocus  TSR

 FY 2015 GuidanceOrganic Sales & EPS Growth – No Change    FY’15  Organic Sales Growth  Low to Mid-Single Digits  Currency  -1%  All-in Sales Growth  Low Single Digits      Core Earnings Per Share Growth  Mid-Single Digits  All-in Earnings Per Share Growth  Mid-Single Digits

 FY 2015 GuidanceCash Generation & Usage  Free Cash Flow Productivity: ~ 90%Capital Spending, % Sales: 4% to 5%Dividends: ~$7BShare Repurchase: $5-7B

 FY 2015 GuidanceRisks Not Included in Guidance  Further currency weaknessUnrest in the Middle East and Eastern EuropeFurther pricing controls and import restrictionsAny major portfolio movesFurther market size contraction

 ReferenceSelected Financial InformationRestatement for Pet Care

 Reference Selected Financial InformationRestatement for Pet Care Q1  Amounts in Millions Except Per Share Amounts  Three Months Ending September 30  Three Months Ending September 30  Three Months Ending September 30  Three Months Ending September 30  Amounts in Millions Except Per Share Amounts  GAAP  GAAP  CORE (NON-GAAP)  CORE (NON-GAAP)    2013  2012  2013  2012  Net Sales  20,830  20,342  20,830  20,342  COPS  10,574  10,112  10,512  10,013  Gross Margin  10,256  10,230  10,318  10,329  SG&A  6,136  6,341  6,133  6,122  Operating Income  4,120  3,889  4,185  4,207  Dil. Net EPS from Cont Ops  $1.03  $0.95  $1.05  $1.04

 Reference Selected Financial InformationRestatement for Pet Care Q2  Amounts in Millions Except Per Share Amounts  Three Months Ending December 31  Three Months Ending December 31  Three Months Ending December 31  Three Months Ending December 31  Amounts in Millions Except Per Share Amounts  GAAP  GAAP  CORE (NON-GAAP)  CORE (NON-GAAP)    2013  2012  2013  2012  Net Sales  21,897  21,737  21,897  21,737  COPS  10,884  10,609  10,832  10,555  Gross Margin  11,013  11,128  11,065  11,182  SG&A  6,490  6,699  6,449  6,602  Operating Income  4,523  4,429  4,616  4,580  Dil. Net EPS from Cont Ops  $1.17  $1.38  $1.20  $1.21

 Reference Selected Financial InformationRestatement for Pet Care Q3  Amounts in Millions Except Per Share Amounts  Three Months Ending March 31  Three Months Ending March 31  Three Months Ending March 31  Three Months Ending March 31  Amounts in Millions Except Per Share Amounts  GAAP  GAAP  CORE (NON-GAAP)  CORE (NON-GAAP)    2014  2013  2014  2013  Net Sales  20,178  20,205  20,178  20,205  COPS  10,366  10,093  10,276  10,043  Gross Margin  9,812  10,112  9,902  10,162  SG&A  6,407  6,751  6,063  6,339  Operating Income  3,405  3,361  3,839  3,823  Dil. Net EPS from Cont Ops  $0.89  $0.87  $1.02  $0.98

 Reference Selected Financial InformationRestatement for Pet Care Q4  Amounts in Millions Except Per Share Amounts  Three Months Ending June 30  Three Months Ending June 30  Three Months Ending June 30  Three Months Ending June 30  Amounts in Millions Except Per Share Amounts  GAAP  GAAP  CORE (NON-GAAP)  CORE (NON-GAAP)    2014  2013  2014  2013  Net Sales  20,157  20,297  20,157  20,297  COPS  10,636  10,577  10,535  10,519  Gross Margin  9,521  9,720  9,622  9,778  SG&A  6,281  6,761  6,173  6,652  Operating Income  3,240  2,651  3,449  3,126  Dil. Net EPS from Cont Ops  $0.89  $0.64  $0.95  $0.79

 Reference Selected Financial InformationRestatement for Pet Care FY  Amounts in Millions Except Per Share Amounts  Twelve Months Ending June 30  Twelve Months Ending June 30  Twelve Months Ending June 30  Twelve Months Ending June 30  Amounts in Millions Except Per Share Amounts  GAAP  GAAP  CORE (NON-GAAP)  CORE (NON-GAAP)    FY 2014  FY 2013  FY 2014  FY 2013  Net Sales  83,062  82,581  83,062  82,581  COPS  42,460  41,391  42,155  41,130  Gross Margin  40,602  41,190  40,907  41,451  SG&A  25,314  26,552  24,818  25,715  Operating Income  15,288  14,330  16,089  15,736  Dil. Net EPS from Cont Ops  $3.98  $3.83  $4.22  $4.02

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectation and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise. Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the Company’s overall business strategy, as well as cost and growth synergies in accordance with the stated goals of these transactions, and without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled or experienced employees may be limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including, but not limited to, product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy) and to resolve pending matters (including the pending competition law inquiries in Europe) within current estimates; (7) the ability to successfully manage the financial, legal, reputational and operational risk associated with third party relationships, such as suppliers, contractors and external business partners; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing arrangements; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange, import authorization or pricing controls, such as Venezuela, Argentina, China, India and Egypt); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain the positive reputation of our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's August 1, 2014 earnings call and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS and Currency-neutral Core EPS – page 2
3.	Core Operating Profit Margin – page 3
4.	Core Gross Margin – page 3
5.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales – page 4
6.	Core Effective Tax Rate – page 4
7.	Free Cash Flow / Free Cash Flow Productivity – page 5

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Fiscal Year 2012	3%	0%	0%	3%
AMJ 2013	3%	2%	-1%	4%
Fiscal Year 2013	1%	2%	0%	3%
JAS 2013	2%	2%	0%	4%
OND 2013	1%	2%	0%	3%
JFM 2014	0%	3%	1%	4%
AMJ 2014	-1%	2%	1%	2%
Fiscal Year 2014	1%	2%	0%	3%

April – June (AMJ) 2014
	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	-5%	2%	0%	-3%
Grooming	5%	2%	0%	7%
Health Care	-1%	1%	0%	0%
Fabric Care and Home Care	-2%	2%	1%	1%
Baby, Feminine, and Family Care	1%	2%	0%	3%
Total P&G	-1%	2%	1%	2%

*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and Currency-neutral Core EPS: Core EPS is a measure of the Company's diluted net earnings per share from continuing operations, adjusted for charges in FYs 2014, 2013, and 2012 for incremental restructuring due to increased focus on productivity and cost savings, charges in FYs 2014 and 2013 for the balance sheet impacts from foreign exchange policy changes and the devaluation of the foreign currency exchange rate in Venezuela, charges in FYs 2014, 2013, 2012, and 2011 related to European legal matters, a holding gain in FY 2013 on the buyout of our Iberian joint venture (JV), impairment charges in FY 2013 and 2012 for goodwill and indefinite lived intangible assets, and a significant adjustment to income tax reserves in FY 2011.  We do not view these items to be part of our sustainable results.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.
Currency-neutral Core EPS is a measure of the Company's Core EPS growth excluding the impact of foreign exchange.  We believe the Currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth.

The table below provides a reconciliation of diluted net earnings per share to Core EPS and Core EPS to Currency-neutral Core EPS:

CORE EPS & CURRENCY-NEUTRAL CORE EPS
	AMJ 13	AMJ 12	JAS 13	JAS 12	OND 13	OND 12	JFM 14	JFM 13	AMJ 14	FY 11	FY 12	FY 13	FY14
Diluted Net Earnings Per Share	$0.64	$1.24	$1.04	$0.96	$1.18	$1.39	$0.90	$0.88	$0.89	$3.93	$3.66	$3.86	$4.01
Earnings from discontinued operations	-	($0.51)	($0.01)	($0.01)	($0.01)	($0.01)	($0.01)	($0.01)	-	($0.13)	($0.60)	($0.03)	($0.03)
Diluted Net Earnings Per Share from continuing operations	$0.64	$0.73	$1.03	$0.95	$1.17	$1.38	$0.89	$0.87	$0.89	$3.80	$3.06	$3.83	$3.98
Incremental restructuring charges	$0.02	$0.08	$0.02	$ 0.09	$0.03	$0.04	$0.04	$0.03	$0.04	-	$0.20	$0.18	$0.12
Venezuela devaluation impacts	-	-	-	-	-	-	$0.10	$0.08	-	-	-	$0.08	$0.09
Charges for European legal matters	$0.04	-	-	$0.01	-	-	-	-	$0.02	$0.10	$0.03	$0.05	$0.02
Gain on buyout of Iberian JV	-	-	-	-	-	($0.21)	-	-	-	-	-	($0.21)	-
Impairment charges	$0.10	-	-	-	-	-	-	-	-	-	$0.51	$0.10	-
Significant Adjustment to Income Tax Reserve	-	-	-	-	-	-	-	-	-	($0.08)	-	-	-
Rounding impacts	($0.01)	-	-	($0.01)	-	-	($0.01)	-	-	($0.01)	($0.01)	($0.01)	$0.01
Core EPS	$0.79	$0.81	$1.05	$1.04	$1.20	$1.21	$1.02	$0.98	$0.95	$3.81	$3.79	$4.02	$4.22
Percentage change vs. prior period	-2%		1%		-1%		4%		20%		-1%	6%	5%
Currency impact to earnings	$0.07		$0.08		$0.11		$0.12		$0.04				$0.35
Currency-neutral Core EPS	$0.86		$1.13		$1.31		$1.14		$0.99				$4.57
Percentage change vs. prior period	6%		9%		8%		16%		25%				14%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

3. Core Operating Profit Margin:  This is a measure of the Company's operating margin adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings, the current and prior year charges for the balance sheet impacts from the foreign exchange policy changes and the devaluation of the foreign currency exchange rate in Venezuela, the current and prior year charges related to European legal matters and the prior year impairment charges for goodwill and indefinite lived intangible:

	AMJ 14	AMJ 13
Operating Profit Margin	16.1%	13.1%
Incremental restructuring	0.8%	0.3%
Venezuela devaluation	-	-
European legal matters	0.3%	0.5%
Goodwill/Intangible impairment	-	1.5%
Rounding	-0.1%	-
Core Operating Profit Margin	17.1%	15.4%
Basis point change	170

4. Core Gross Margin:  This is a measure of the Company's gross margin adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings:
	AMJ 14	AMJ 13
Gross Margin	47.2%	47.9%
Incremental restructuring	0.5%	0.3%
Rounding	-	-
Core Gross Margin	47.7%	48.2%
Basis point change	(50)

5. Core Selling, General and Administration Expense (SG&A) as a percentage of sales:  This is a measure of the Company's SG&A as a percentage of sales adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings, the current and prior year charges for the balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela, and the current and prior year charges related to European legal matters:
	AMJ 14	AMJ 13
SG&A as a % NOS	31.2%	33.3%
Incremental restructuring	-0.3%	-
Venezuela devaluation	-	-
European legal matters	-0.3%	-0.5%
Rounding	-	-
Core SG&A as a % NOS	30.6%	32.8%
Basis point change	(220)

6. Core Effective Tax Rate:
This is a measure of the Company's effective tax rate adjusted for current and prior year charges for incremental restructuring and the current and prior year charges for the balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela.  The table below provides a reconciliation of the effective tax rate to the Core effective tax rate:
	AMJ 14	FY 14
Effective Tax Rate	19.1%	21.4%
Tax impact of Venezuela devaluation impacts	-	-0.3%
Tax impact of European legal matters	-0.3%	-0.1%
Tax impact of restructuring	0.2%	-0.1%
Rounding	-	0.1%
Core Effective Tax Rate	19.0%	21.0%

7. Free Cash Flow / Free Cash Flow Productivity:
Free Cash Flow:  Free cash flow is defined as operating cash flow less capital spending.   We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment. The reconciliation of free cash flow is provided below (amounts in millions):
Free cash flow productivity:  Free cash flow productivity is defined as the ratio of free cash flow to net earnings.  The Company's long-term target is to generate free cash flow at or above 90 percent of net earnings.  Free cash flow productivity is also a measure used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of adjusted free cash flow productivity is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow	Net Earnings	Free Cash Productivity
FY 2014	$13,958	($3,848)	$10,110	$11,785	86%